Capital Markets Assurance Corporation,
               as Collateral Agent and
               Administrative Agent
          885 Third Avenue
          New York, NY  10022

          Triple-A One Funding Corporation
          c/o Capital Markets Assurance Corporation,
               its Attorney-in-Fact
          885 Third Avenue
          New York, NY  10022

          BankBoston, N.A.,
               as L/C Bank
          115 Perimeter Center Place, N.E
          Suite 500
          Atlanta, GA  30346

               Re:  Letter  Agreement  On   Certain  Contracts,  Forms   of
                    Colorado Contracts, Environmental Disclosure Schedule and Pool Limit Excess

          Ladies and Gentlemen:

               This letter agreement, ("Agreement"), dated as of September 8, 1997, (i) amends and modifies that certain Amended and Restated Credit Agreement, dated as of July 31, 1996, by and among Fairfield Capital Corporation, a Delaware corporation (the "Borrower"), Fairfield Acceptance Corporation, a Delaware corporation in its capacity as Servicer thereunder ("Servicer or FAC"), Fairfield Communities, Inc., a Delaware corporation ("FCI"), Triple-A One Funding Corporation, a Delaware corporation ("Triple-A"), Capital Markets Assurance Corporation, a New York stock insurance company, individually and as Collateral Agent and Administrative Agent (in such capacities, "CapMAC") and BankBoston, N.A., formerly known as The First National Bank of Boston, a national banking association as L/C Bank, (in such capacity, the "L/C Bank"), as amended by a First Amendment to Amended and Restated Credit Agreement and Waiver Agreement, dated as of March 5, 1997 (the "Credit Agreement"), (ii) amends and modifies that certain Amended and Restated Receivables Purchase Agreement, dated as of July 31, 1996 (the "Purchase Agreement"), among FCI, FAC, Fairfield Myrtle Beach, Inc., a Delaware corporation ("FMB") and Borrower and (iii) waives the application of certain provisions contained in the Credit Agreement.

               WHEREAS, the Borrower has requested that Triple-A make a loan under the Credit Agreement to FCC on September 8, 1997, and in connection therewith, the parties to the Credit Agreement and Purchase Agreement have agreed and consented to (i) make certain clarifying and conforming changes to the Credit Agreement and the Purchase Agreement and (ii) waive certain provisions contained in

                                         1

          the Credit Agreement.

               NOW THEREFORE, for good and valuable consideration,
          the  receipt   and  sufficiency   of   which  is   hereby
          acknowledged, the parties hereto agree as follows:

               1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Definitions List to the Credit Agreement. The Definitions List is hereby amended by adding thereto the following definition:

                    "Colorado Contract  Forms" means  the "Purchase
                     ------------------------
               and Sale Agreement," the "Purchase Money Promissory Note" and the "Mortgage" relating to the Development in Fairfield Pagosa, Colorado (the "Colorado Contract Forms"), copies of which are attached hereto as Attachment 1.
                         ------------

               2. The language beginning on the first line of subparagraph (x)(ii) of Section 4.02(x) of the Credit Agreement which reads "... in the case of any Contracts relating to VOIs or Lots located in Developments in North Carolina or South Carolina, ..." is hereby amended and restated to read "... in the case of any Contracts relating to VOIs located in Developments in North Carolina or South Carolina, ..."

               3. The language beginning on the thirteenth line of subparagraph (a)(x) of Section 6.01 of the Credit Agreement which reads "... (which repository shall initially be Southern Officer Services, Inc. in Little
          Rock, AR...." is hereby amended and restated to read "...
          (which repository shall be Offsite Data  Storage, Inc. in
          Mabelvale, AR...."

               4. Exhibit D to the Purchase Agreement and Exhibit G to the Credit Agreement, each of which sets forth the forms of Contracts, are hereby amended and supplemented to add thereto the Colorado Contract Forms.

               5. Each of FAC, FCI and FMB hereby supplement their representations and warranties contained in subparagraph
          (b)(xvii) of Section 7 of the Purchase Agreement as follows: each Contract relating to the Development at Fairfield Pagosa, Colorado that is an additional Eligible Contract purchased by FCC on any Contract Grant Date occurring after the Effective Restatement Date, was executed in substantially in the form of the Colorado Contract Forms, except for changes required by applicable law and for certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contracts.

               6.      The   Borrower    hereby   supplements   its
          representations and warranties contained  in subparagraph
          (q) of Section 4.02  of the

                                       2

          Credit Agreement  as follows:
          each Contract relating to the Development at Fairfield Pagosa, Colorado that is a Pledged Contract Granted or purported to be Granted on any Contract Grant Date occurring after the Effective Restatement Date, was executed in substantially in the form of the Colorado Contract Forms, except for changes required by applicable law and for certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contracts.

               7. Schedule 4.02(u) of the Credit Agreement is hereby amended and restated in its entirety by Attachment 2
                                                         ------------
          attached hereto.


               8. The Contract Sub-Pool relating to the Pledged Contracts to be Granted or purported to be Granted to the Collateral Agent on the Contract Grant Date to occur on September 8, 1997 contains
          Pledged Contracts (the "1997 Overconcentration Contracts") of a type the inclusion of which in the Contract Pool would give rise to the existence of a Pool Limit Excess in the amount of $4.5 million as a result of the effect of clause (ii) of the definition of the term "Pool Limit Excess". Each of Triple-A, CapMAC and L/C Bank hereby waive the application of clause (ii) of the definition of the term "Pool Limit Excess" to the 1997 Overconcentration Contracts and agree that the inclusion of the 1997 Overconcentration Contracts in the Contract Pool will not result in a Pool Limit Excess greater than zero solely as a result of the effect of clause (ii) of the definition of the term "Pool Limit Excess".

               9. Reference is made to Section 4.02(x) of the Credit Agreement pursuant to which the Borrower makes certain representations and warranties with respect to the Contract File relating to each Pledged Contract. The Borrower has identified the Contracts listed on Attachment 3 (the "Florida Defective Contracts"),
          -------------
          Attachment 4  (the  "Colorado  Defective Contracts")  and
          ------------
          Attachment 5 (the  "Repurchase Contracts") which  fail to
          ------------
          satisfy certain provisions of Section 4.02(x) of the Credit Agreement. The Borrower has requested that the Collateral Agent and the L/C Bank waive the application of Section 4.02(x) to these Contracts so that they may be included in the calculation of the Borrowing Base with respect to the proposed Triple-A Loan to be made to the Borrower on September 8, 1997, and the Collateral Agent and the L/C Bank have agreed to waive the application of
          Section 4.02(x) to such Contracts as specified herein.

               The Collateral Agent and  the L/C Bank  hereby waive
          the application of Section 4.02(x) to the Florida Defective Contracts, the Colorado Defective Contracts and the Repurchase Contracts on the following terms and conditions:

                                     3


               (a) With respect to the Florida Defective Contracts, if the Servicer has not caused the actions set forth in subclause (i) immediately below to occur with respect to each such Contract on or before September 18, 1997, it will cause the actions set forth in subclause (ii) immediately below to occur with respect to each such Contract on or before the Determination Date next preceding the first Settlement Date to occur after September 8, 1997 (the "Initial Determination Date"):

               (i) the delivery to CapMAC and L/C Bank of a listing of all recording information for all mortgages relating to Florida Defective Contracts necessary for the assignment and the collateral assignment of mortgages in substantially the forms of Exhibit T and U to the Credit Agreement, respectively, to be in recordable form; or

               (ii) the release of the Contract from each of the Primary Lien and the L/C Bank Lien of the Credit Agreement by making all payments and allocations required to be made under Section 7.11(b) of the Credit Agreement.

               (b) With respect to the Colorado Defective Contracts, if the Servicer has not caused the actions set forth in subclause (i) immediately below to occur with respect to each such Contract on or before September 12, 1997, it will cause the actions set forth in subclause (ii) immediately below to occur with respect to each such Contract on or before the Initial Determination
          Date:

               (i) the delivery to CapMAC and L/C Bank of a listing of all recording information for all mortgages relating to Colorado Defective Contracts necessary for the assignment and the collateral assignment of mortgages in substantially the forms of Exhibit T and U to the Credit Agreement, respectively, to be in recordable form and the recording of such assignments and collateral assignments of mortgages with the Circuit Clerk of Archuleta County, Colorado; or

               (ii) the release of the Contract from each of the Primary Lien and the L/C Bank Lien of the Credit Agreement by making all payments and allocations required to be made under Section 7.11(b) of the Credit Agreement.

               (c)(1) Attachment 5 contains the list of Repurchase Contracts which include Contracts:

                    (i) previously included in the 1995 Contract Pool or the 1996 Contract Pool;

                    (ii) originated not in accordance with the Colorado Contract Forms; or

                                         4


                    (iii) for which there is no executed original Contract in the Contract File.

               (c)(2) With respect to the Repurchase Contracts, the Servicer will cause the following action to occur with respect to each such Contract on or before Initial Determination Date:

               (i) the release of the Contract from each of the Primary Lien and the L/C Bank Lien of the Credit Agreement by making all payments and allocations required to be made under Section 7.11(b) of the Credit Agreement.

               10. Except as expressly provided in this Agreement, all of the terms and conditions of the Credit Agreement, the Purchase Agreement and the other Facility Documents shall remain in full force and effect. The L/C Bank hereby acknowledges, represents and warrants that the Letter of Credit is in full force and effect after giving effect to this Agreement.

               11. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York.

               12. This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)





                                          5





               Please agree to the terms of, and acknowledge receipt of, this letter agreement by signing in the space provided below.

                                   Very truly yours,

                              FAIRFIELD CAPITAL CORPORATION



                              By:/s/Robert W. Howeth
                                 ---------------------------------
                              Title:    President
                              Address:  11001 Executive Center Drive
                                        Little Rock, AR  72211

                              FAIRFIELD ACCEPTANCE CORPORATION



                              By:/s/Robert W. Howeth
                                 ----------------------------------
                              Title:    President
                              Address:  11001 Executive Center Drive
                                        Little Rock, AR  72211

                              FAIRFIELD COMMUNITIES, INC.



                              By:/s/Robert W. Howeth
                                 -----------------------------------

                              Title:Senior Vice President and Chief
                                      Financial Officer
                              Address:  11001 Executive Center Drive
                                        Little Rock, AR  72211


                              FAIRFIELD MYRTLE BEACH, INC.



                              By:/s/Robert W. Howeth
                                 -----------------------------------

                              Title:    Vice President
                              Address:  11001 Executive Center Drive
                                        Little Rock, AR  72211





          ACKNOWLEDGED AND AGREED:

          CAPITAL MARKETS ASSURANCE
          CORPORATION, as Collateral Agent and
          Administrative Agent



          By:/s/Jeremy Reifsnyder
             ---------------------------------
          Title:Managing Director
                ------------------------------

          TRIPLE-A ONE FUNDING CORPORATION
          By: Capital Markets Assurance Corporation,
          its Attorney-in-Fact



          By:/s/Jeremy Reifsnyder
             ----------------------------------
          Title: Managing Director
                 ------------------------------


          BANKBOSTON, N.A., as L/C Bank



          By:/s/Paul Divito
             ---------------------------------
          Title:  Managing Director
                ------------------------------

                         ATTACHMENT 1

Contract No.__________        Sales Price:________    Eagles Loft (Survivorship)
This Instrument Prepared By:  Fairfield Communities, Inc.
                              Pagosa Springs, Colorado

                      CORPORATION DEED
                        EAGLE'S LOFT


STATE OF COLORADO     )
                      )SS.
COUNTY OF ARCHULETA   )

      THIS  DEED,  made this _____ day of ___________
A.D.  19_____, by and between Fairfield  Communities,
Inc. a Delaware corporation, as beneficial owner, and
Colorado  Land Title Company, a Colorado corporation,
as    nominee   for   Fairfield   Communities,   Inc.
"Grantors,"and ______________________________________
_____________________________________________________
_____________________________________________________
joint tenants, with the right of survivorship, and
not as tenants in common, "Grantees," whose address
is___________________________________________________
_____________________________________________________


                         WITNESSETH:
      That  the  Grantors,  in consideration  of  Ten
Dollars and other good and valuable consideration  to
them  paid by the Grantees, the receipt of  which  is
hereby acknowledged, have bargained and sold, and  by
these  presents do grant, bargain, sell  and  convey,
reserving and/or excepting all oil, gas, coal, water and
other   mineral   rights,   and   subject   to    the
restrictions,   easements   and   other    conditions
hereinafter  contained, unto the aforesaid  Grantees,
their  heirs, devisees, successors, and assigns,  the
following  described property from 4:00 P.M.  on  the
first day until 4:00 P.M. on the last day assigned to
said  Grantees during the below described Lot Week(s)
Number(s) as said Lot Week is numbered and defined in
the   Declaration   of  Individual  and/or   Interval
Ownership recorded in the public records of Archuleta
County,  Colorado  in the Book  at  the  page  number
hereinafter described below, which estate  is  to  be
succeeded forthwith by a succession of other  estates
in  consecutive  and chronological  order,  revolving
among  the other Lot Weeks described in the aforesaid
Declaration of Individual and/or Interval  Ownership,
in  order  annually,  it being  the  intent  of  this
instrument  that each Lot Week shall be considered  a
separate estate held separately and independently  by
the  respective  owners thereof for  and  during  the
period  of time assigned to each in said Declaration,
each  said  estate being succeeded  by  the  next  in
unending  succession  governed  by  said  Declaration
until  4:00  P.M. on the first Saturday in  the  year
2023,  as  of which date said estate shall terminate,
unless extended as provided by said Declaration.
      TOGETHER  with a vested remainder over  in  fee
simple  absolute, as tenant in common with the  other
owners  of  all Lot Weeks in the hereafter  described
Lot  in  Eagle's  Loft  in that  percentage  interest
determined  and  established by said Declaration  for
the  following described real estate located  in  the
County  of  Archuleta  and  State  of  Colorado,   as
follows:

     Lot (Unit) Week(s) Number(s)____________________
     Lot (Unit) Number_______________________________
     Building Number_________________________________

of Eagle's Loft Phase _____________ as recorded under
Reception No.____________, subject to Declaration  of
Individual and/or Interval Ownership for Eagle's Loft
recorded under Reception No. 117700, and in Book  200
at page 834 et seq and amendments and supplements thereto, in the Office of the County Clerk and Recorder in and for Archuleta, County, Colorado.
This conveyance is subject to and by accepting this Deed the Grantee(s) do(es) hereby agree to assume the following:
1.   Taxes for the current year and subsequent years;
2. Conditions, restrictions, limitations, reservations, existing easements, and other matters of record;
3. Declaration of individual and/or Interval Ownership and, if applicable, the Fairshare Vacation Plan Use
     Management Trust and Use Restriction, and any supplements or amendments thereto or hereafter filed.

      TO HAVE AND TO HOLD unto Grantees and Grantees'
heirs,  executors,  administrators,  successors   and
assigns   forever;   subject,   however,    to    the
restrictions,   easements   and   other    conditions
hereinabove  contained.  Fairfield Communities,  Inc.
does  hereby fully warrant the title of  all  of  the
premises  hereby  conveyed and will defend  the  same
against the lawful claims of all persons whomsoever.
     And Colorado Land Title Company hereby covenants
with  the  said  Grantees that it  will  warrant  and
defend  title  to said lands against all  claims  and
encumberances due by, or through it, but against none
other.
      The  plural number as used herein shall equally
include  the singular and vice versa.  The  masculine
or  feminine  gender  as used  herein  shall  equally
include the neuter.
      IN WITNESS WHEREOF, Fairfield Communities, Inc.
has  caused  these  presents  to  be  signed  in  its
corporate name by its duly authorized Officer(s)  and
its  Corporate Seal to be hereto affixed on  the  day
and  year  first  above written.  In  executing  this
Deed,  the  beneficial  owner hereby  authorizes  and
requests  Colorado Land Title Company by its Attorney
in  Fact  to  execute this Deed for  the  purpose  of
conveying   legal   title  to   the   above-described
property.

                    FAIRFIELD COMMUNITIES, INC.,

                    AS BENEFICIAL OWNER

                    BY:_____________________________
                         Assistant Vice President


                    COLORADO LAND TITLE COMPANY
                    AS NOMINEE, BY ITS ATTORNEY IN FACT

                    BY:______________________________(SEAL)

STATE OF ARKANSAS   )
                    ) SS.
COUNTY OF PULASKI   )


     The foregoing instrument was acknowledge before me this _____ day of _____________ , 19____, by Paul A. Lipsmeyer  Assistant Vice President
                              -------------------------------------------
in and for Fairfield Communities, Inc., and Paul A. Lipsmeyer as
Attorney in Fact for Colorado Land Title Company, a coporation, under that certain Limited Power of Attorney filed of record on June 21, 1983, in the Office of the Recorder of Archuleta County, Colorado.


                                    --------------------------------------
                                                Notary Public

                                    Address:  P.O. Box 3375
                                              Little Rock, Arkansas 72203

My Commission Expires:
_____________________

                      FAIRFIELD PAGOSA
                 PURCHASE AND SALE AGREEMENT            --------------------
                                                           CONTRACT NUMBER

     THIS PURCHASE AND SALE AGREEMENT ("Agreement") executed in quadruplicate this ________ day of _______________ ,  19_______
by   and   between   FAIRFIELD  COMMUNITIES,  INC.,  hereinafter
referred to as "SELLER", and ________ Social Security Number:___________ Telephone Number:_______________ of ________ hereinafter referred to as "BUYER,"

WITNESSETH:
       This Agreement is made pursuant to that certain Declaration of Covenants, Conditions and Restrictions for
____________________________________________________________
____________________________________________________________
in the Office of the Clerk and County Recorder for Archuleta County, Colorado, as the same may be supplemented or amended from time to time (the"Declaration"). All terms with initial capital letters as used herein shall have the same meaning as those used in the Declaration.
     1. AGREEMENT TO BUY AND SELL. Subject to the Terms and Conditions set forth herein, BUYER agrees to purchase, and SELLER agrees to sell, the following described Interval Unit Week(s) in__________________________________________________
____________________________________________________________
hereinafter referred to as "Regime", a subdivision located within Fairfield Pagosa, Archuleta County, Colorado subject to all provisions contained in the recorded Declaration:

                                  Unit Number:______________
Unit Week Number(s):________  Building Number: ______________
         The boundaries of which are further defined in the Declaration applicable hereto.
      BUYER, upon consummation of the sale will become a member of the_______________________________________________
____________________________________________________________
Owner's   Association   (the   "Association")   and    BUYER
understands and agrees that upon execution of this Agreement and in  accordance  with  the "Declaration," applicable to
the above described property,  BUYER will be responsible  as a Unit Week Purchaser for the above described Unit Week(s) owner's share of common expenses, assessments and maintenance fee, and any and all other expenses incurred in the operation of the Association, which shall include
BUYER'S membership  in  the Pagosa Lake Property
Owners Association, Inc., during the BUYER'S Unit Week(s).
      The annual maintenance fee for a Unit Week for the current calendar year is $______________. If your Unit Week will be available for occupancy during the year of
purchase,  and your Unit Week begins at least 60  days  from the  date of this Agreement or you use or exchange your Unit
Week,  the  full  maintenance  fee  must  be  paid  to   the
Association for such year.   If your Unit Week will  not  be
available for occupancy during the current year you will be required to pay annual maintenance fees in January of the upcoming year, the amount, manner of payment, and the due date(s) for which shall be determined annually by the Board of Directors of the Association.
     2. PURCHASE PRICE. The purchase price of the Unit Week is
the sum of $__________. BUYER has delivered to SELLER this date the sum of $_________ as a good faith deposit (the "Total Down Payment") toward the purchase of the Unit Week. The Total
Down Payment shall be applied against the purchase price
of the Unit Week.  Buyer agrees to pay the remaining balance of the purchase price either by payment in full of the remaining balance of the purchase price in cash or by certified check or by executing a promissory note (the "Note") on a form supplied by SELLER and on terms as described in that certain Truth-in-Lending Disclosure Statement (the "Disclosure Statement") delivered to BUYER with this Agreement.
The  Note  shall be secured by a Mortgage or Deed  of  Trust
(the "Mortgage") encumbering the Unit Week on a form supplied by SELLER and according to terms described in the Disclosure Statement. Payment under the Note shall commence 45 days from the date of said Note. Interest on the unpaid principal shall commence one payment period before the first payment under the Note is due, but in no event prior  to the date of said Note.  After acceptance by SELLER and prior to delivery of  a  Corporation  Deed, all funds
paid by  BUYER  will  be deposited in SELLER'S
general operating account and no restrictions will be placed on the use of these funds.
     3. UNIT WEEK. Unit Week No. 1 is the seven (7) days commencing on the first _________________ in each year.
Unit Week No. 2 is the seven (7) days succeeding. Additional weeks up to and including Unit Week No. 51 are computed in  a  like manner, Unit Week No. 52 contains the seven  (7)
days succeeding Unit Week No. 51 plus any excess days not otherwise assigned and without regard to the month or year. BUYER'S Unit Week shall run from four o'clock (4:00) p.m.
on the first _________________ thereof to four o'clock (4:00) p.m. on the last _____________ thereof, provided however, the BUYER does hereby agree to relinquish occupancy for the last six (6) hour period of his Unit Week from ten o'clock (10:00) a.m. until four o'clock (4:00) p.m. on _________________ to allow for cleaning, repairs, maintenance and any other preparation needed for the occupancy of the next Unit Week.
     4. TRANSFER OF TITLE/CLOSING. Provided BUYER complies with all provisions in connection with this Agreement prior to the Closing Date, including but  not  limited  to  the payment of  the  balance  of  the purchase price, or if financed
the balance of the downpayment, if any, the SELLER shall deliver to BUYER within sixty (60) days from the date of this  Agreement  a Corporation Deed to be recorded in the
Office of the Clerk and County Recorder  for Archuleta County,
Colorado,   conveying   title  free   and   clear   of   all
encumbrances, subject to mineral reservations  and Covenants and Restrictions  and  Easements set forth in the
recorded  Plat and Declarations.  The date of closing  shall occur within sixty (60) days  of  the date of the execution
of this Agreement.   The hour and place of closing shall be
as designated by SELLER.
     TITLE INSURANCE PREMIUMS IN THE AMOUNT OF $____________
AND FILING FEES IN THE AMOUNT OF  $________________ ARE TO BE
PAID BY THE PURCHASER and shall be due and payable upon the signing of this Agreement. There will be no title insurance commitment issued prior to delivery of the policy. The title insurance policy will be delivered within sixty (60) days following recording of the Corporation Deed. A processing fee of $_________ shall be due and payable upon the signing of this Agreement.
     5.  OFFER TO PURCHASE: RESCISSION RIGHT.
EACH PURCHASER MAY CANCEL HIS/HER AGREEMENT WITHIN FIVE (5) CALENDAR DAYS AFTER EXECUTION OF THE AGREEMENT BY GIVING
NOTICE OF RESCISSION BY TELEGRAM, MAIL OR HAND DELIVERY TO
OFFICE OF SELLER.  THIS RIGHT TO CANCEL MAY NOT BE WAIVED.
TEXAS RESIDENTS ONLY:  SEE EXHIBIT A.
      THIS AGREEMENT is subject to the terms and conditions set forth herein which by reference are made a part hereof.
IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals on the day and year first above written.

                                              BUYER(S):_________________________

Receipt is hereby acknowledged of ( ) check ( ) cash deposit in the amount of $__________________________
Requested by _______________________________________
Broker  Fairfield Pagosa Realty, Inc. P.O. Box 4040,
Pagosa Springs, CO 81157

By:______________________________
    Broker/Salesman  -  Witness               FAIRFIELD COMMUNITIES, INC.
                                                a Delaware corporation
   ______________________________
    WITNESS - NOTARY

   ______________________________             By:____________________________
    WITNESS - NOTARY                               AUTHORIZED REPRESENTATIVE
                                                      OF SELLER

  Down Payment monies to be
  retained by Broker until this
  Purchase and Sale Agreement is
  accepted and signed by Seller.

                              ACCOUNTING DEPARTMENT

     6.    PURCHASER'S  ACKNOWLEDGEMENTS.  BUYER,   by   his
execution of this Agreement, does hereby represent that he is of legal age, and that he has received a copy of this Agreement and understands the conditions of this Agreement. BUYER HAS FURTHER AGREED THAT THIS INTERVAL UNIT WILL NOT BE
USED   AS   HIS  PRINCIPAL  RESIDENCE.  BUYER  does   further
acknowledge, agree and warrant that the purchase of this Unit Week is made for his personal use and that there have been no representations concerning rentals, rent returns, tax advantages, depreciation or investment potential or other monetary or financial advantages and that none of such things have been represented to him by SELLER, its agents, employees or associates.

      SELLER has submitted the real property as hereinabove designated, and the building situated thereon, to the Regime Declarations named in the Agreement. The Declaration referred to above allocates the Unit and the BUYER'S interval ownership therein and specifies BUYER'S voting rights, assessments and other obligations as an owner of an interest in the Regime. BUYER understands and agrees that he will be a member of the Association and agrees to be bound by the rules and provisions of such Association, and the Declarations referred to herein, including a plat reflecting the accurate locations of Units.

      BUYER understands that his interest will be determined for all purposes by reference to the plat and the Declaration of Individual and/or Interval Ownership applicable hereto. BUYER understands and agrees that the Declaration shall grant to the Board of Directors of the Association the right to place liens upon the interval ownership of the BUYER should he be in default or fail to pay annual assessments and maintenance fees, when due.

     7. TIME IS OF THE ESSENCE/DEFAULT/REMEDIES. Time is of the essence hereof. If any note or check received as Total Down Payment hereunder or any payment due hereunder is not paid or honored when due or if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:

     a. If BUYER is in default SELLER may elect to treat this Agreement as cancelled in which case all payments and things of value received hereunder shall be forfeited by BUYER and delivered to SELLER. SELLER may recover such damages as may be proper or SELLER may elect to treat this Agreement as being in full force and effect, and, SELLER shall have the right to specific performance or damages or both. Upon BUYER'S default Broker shall deliver forfeited deposits to SELLER.

     b. If SELLER is in default, BUYER may elect to treat this Agreement as cancelled in which case all payments and things of value received hereunder shall be returned by Broker or SELLER as the case may be and BUYER may recover such damages as may be proper.

     c. Notwithstanding anything to the contrary herein, in the event of any litigation or arbitration arising out of this Agreement or the alleged or actual breach hereof, the prevailing party shall be entitled to recover all reasonable costs and expenses including attorney's fees from the other party.

     8. MODIFICATIONS AND CHANGES. SELLER reserves the right to make changes in the Declaration herein referenced for the purpose of correcting errors in the preparation and filing of all documents relating to the Regime. In addition, SELLER may add additional properties and Interval Units to the Regime by filing appropriate plats and Supplemental Declarations to reflect the additional properties.

     9. FURNISHINGS. Although all models are for display purposes only, the herein described unit shall have furniture,
appliances,   equipment  and  all  accent   furnishings
substantially similar to, or of equal quality to, those shown or used in the models. All furnishings shall be owned by the Association, for the use and benefit of the Interval
Owner(s), and the Association shall be responsible for maintaining and replacing such furnishing within each unit.

     10. MANAGEMENT AGREEMENT. BUYER understands and agrees by virtue of his purchase of the aforesaid Unit Week(s), that he shall be a member of the Association organized for the purpose of operating the Units and maintaining the common elements, payment of common expenses of Unit Week owners, and thereby specifically authorizes the Board of Directors of the Association to enter into a Management Agreement with the SELLER or other entity by which such firm may act on behalf of the Association as provided in the above referenced Declaration and said BUYER ratifies and approves same and agrees to be bound by the terms and conditions thereof.

     11. BINDING EFFECT. This Agreement is binding upon the parties hereto and their heirs, legal representatives, successors, and assigns. This Agreement will supersede any and all understandings and agreements between the parties hereto, and it is mutually understood and agreed that this Agreement represents the entire Agreement between the parties hereto, and no representations or inducements prior hereto, which are not included and embodied in the Agreement shall be of any force and effect, and this Agreement may only be amended or modified by an instrument in writing between the parties. This Agreement may not be transferred or assigned in any manner without the prior written consent of SELLER. This Agreement shall be construed under the laws of the State of Colorado.

     12.  GENDER AND TENSE.  Wherever appropriate in this
Agreement, the singular shall be deemed to refer to the plural and the plural to the singular, and pronouns of masculine, feminine and neuter gender shall be deemed to include either, both or all of the other genders.

     13. TAXES. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASE MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. PURCHASERS SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENT OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

                         ACKNOWLEDGEMENT

STATE OF COLORADO
COUNTY OF ARCHULETA

      The  foregoing instrument was acknowledged  before  me
this ____ day of ______________ , 19____ by ______________________
as  _________________________   for Fairfield Communities, Inc.

      WITNESS my hand and official seal.

                                     ______________________________
                                            NOTARY PUBLIC

                               Address:____________________________
My Commission Expires: _____________   ____________________________

             (SEAL)

                         ACKNOWLEDGEMENT

STATE OF ___________________
COUNTY OF _________________

      The  foregoing instrument was acknowledged  before  me
this    _____   day   of   ______________   ,   19____    by
______________________ and _____________________, his wife.


     WITNESS my hand and official seal.


                                    _____________________________
                                           NOTARY PUBLIC


                                 Address: _______________________
My Commission Expires:__________          _______________________

          (SEAL)

STATE OF COLORADO  )
                   ) SS.
COUNTY OF ARCHULETA)

    The foregoing instrument was acknowledged before me this _____________ day of_________________________________,
19____, by _______________________________________________.

                              ____________________________
                                Notary Public

                              Address: P.O. Box 4040
                                       ________________________
                                       Pagosa Springs, CO 81517
                                       ------------------------
                                       ________________________

My Commission Expires:

_____________________



                          ASSIGNMENT OF MORTGAGE

STATE OF ARKANSAS )
                  ) SS.
COUNTY OF PULASKI )

    For   valuable  consideration,  Fairfield  Communities,
Inc., by its authorized representative, does hereby sell, set over, transfer, assign and deliver to The First National Bank of Boston, its successors and assigns, all its right, title and interest in and to this Mortgage and the property described herein, with recourse, this________ day of___________________, 19_____ .

                       FAIRFIELD COMMUNITIES, INC.

                       By:____________________________________
                       Title:____________________Vice President
                             Authorized Signature

STATE  OF  ARKANSAS )
                    ) SS.
COUNTY OF PULASKI   )

     The foregoing instrument was acknowledged before me this ___________ day of___________________________________,
19__________, by __________________________________________
as  ________________________________________ Vice President
of Fairfield Communities, Inc.

                         ____________________________________
                            Notary Public

                         Address: P.O. Box 3375
                                 ----------------------------
                                  Little Rock, Arkansas 72203
                                 ----------------------------
                                 ____________________________
My Commission Expires:
______________________



                           RECORDING INFORMATION
STATE OF COLORADO   )
                    ) SS.
COUNTY OF ARCHULETA )

     I hereby certify that this instrument was filed for record in my office at _______________ o'clock __________. M.,
_______________, 19_____, and is duly recorded under Reception
No. ________________________.


                              _______________________________
                              Recorder


                              _______________________________
                              Deputy Recorder

Recorded at ____________ o'clock ___________.M.
Reception No. _____________________ _________________ Recorder

                        MORTGAGE
   THIS  INDENTURE   is   made    this ___________ day   of
,_____________________, 19_____, by ______________________
__________________________________________________________
_____________________________________________,("Mortgagor")
of________________________________________________________.
   Mortgagor has executed his promissory note as  evidenced
in   Mortgagor's   Real Estate  Sales Contract,   dated
__________________________________________________________,
for the principal sum of __________ Dollars ($_____________), payable to the order of Fairfield Communities, Inc., (Mortgagee), after date thereof, with interest thereon from date until maturity at the rate of________________________________________________
percent (_______ %) per annum payable in___________________
____________ installment payments of $_____________________, including principal and interest, with the first such payment due on or before the __________________ day of ______________, 19____, and a like sum due on or before the same day of each successive payment period thereafter until the whole amount is fully paid. Said payments are applied first to interest accrued and the balance to principal.
   Mortgagor is desirous of securing said promissory note and does hereby grant and convey unto Mortgagee a Mortgage in the following described property, situate in Archuleta
County, Colorado, to-wit:

    Building Number_______ Lot (Unit) Number ________
    Lot (Unit) (Week)(s) Numbers_______________

of Eagle's Loft Phase _________________ as recorded under Reception No.__________, subject to Declaration of Individual and/or Interval Ownership for Eagle's Loft recorded under Reception No. 117700, and in Book 200 at page 834, et seq and amendments and supplements thereto, in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado.

together with all improvements thereon situate.

  Mortgagor hereby covenants to Mortgagee as follows:
   1.   Title.  That Mortgagor is well seized of  the  said
property  in  fee  simple and has  good  right  and  lawful
authority to grant this mortgage and does hereby fully  and
absolutely waive and release all rights and claims to  said
lands,  tenements and property as a homestead exemption  or
any  other exemption under or by virtue of any act  of  the
General  Assembly  of  the State  of  Colorado  or  as  any
exemption  under  or by virtue of any  act  of  the  United
States  Congress,  now existing or which may  hereafter  be
passed  in relation thereto and that the same are free  and
clear  of  all  liens and encumbrances except  those  which
exist  on  the  plat describing said lands  and  the  prior
existing  liens  and  encumbrances of record  in  Archuleta
County, Colorado, existing as of the date of Mortgagor's real estate
contract.   Mortgagor shall warrant and defend  said  title
forever.
   2.  Taxes. Insurance and Prior Encumbrances.  During the
continuance  of said  indebtedness  or  any  part  thereof,
Mortgagor will timely pay all taxes and assessments  levied
on  said  property; all amounts due on account of principal
and  interest on prior encumbrances, if any: and will  keep
all  improvements that at any time may be on said property,
insured   against  loss  by  fire  with  extended  coverage
endorsements in such company or companies as Mortgagee may,
from  time  to  time, direct.  In the case  of  failure  to
provide  insurance,  or pay tax, taxes or  assessments,  or
amounts  due  or  to become due on any prior  encumbrances,
then Mortgagee may procure such insurance, or pay such taxes or  assessments or amounts due upon prior encumbrances, and
all  monies  thus  paid, with interest  thereon  at  twelve
percent  (12%)  per annum, shall become so much  additional
indebtedness, secured by this Mortgage, and shall  be  paid
out  of  the  proceeds of any foreclosure if not  otherwise
paid  by  Mortgagor  and Mortgagee may,  in  case  of  such
default, declare a violation of this covenant and agreement.
   3.   Maintaining Improvements.  Mortgagor shall maintain
all  improvements on the property in reasonably good repair
and  shall  not  permit any improvements to be  removed  or
demolished without Mortgagee's prior written consent.
   4.  Mortgagee's Remedies.  In the case of default in the
payment, or any other terms, of said note, or a default  of
any of the terms, conditions, covenants and agreements contained in this mortgage. Mortgagee may declare a violation of any of the  covenants herein contained and elect to foreclose upon the property,  judicial or otherwise, pursuant to the  laws  of
the  State  of  Colorado now enacted or hereafter  amended.
Out of the proceeds of any mortgage foreclosure after first
paying  and retaining all fees, charges and costs for  such
foreclosure,  the  proceeds from the foreclosure  shall  be
paid  to  Mortgagee to pay the principal and  interest  due
thereon according to the tenor and effect thereof, and  all
the  monies advanced by Mortgagee, for insurance, taxes and
assessments  and prior encumbrances, with interest  thereon
at twelve percent (12%) per annum, rending the overplus, if
any, unto the Mortgagor.  If a release deed is required  it
is  agreed  that  Mortgagor will pay the  expense  thereof.
Mortgagee may purchase the property or any part thereof  at
any  judicial  sale and they will not be obligated  at  any
such  sale to see to the application of the purchase money.
At  the  foreclosure  sale  the property  may  be  sold  or
disposed  of  en  masse  or  in  separate  parcels  as  the
Mortgagee may thing best.
   5.   Transfer of Property.  If all or any  part  of  the
property  or  interest therein is sold without  Mortgagee's
prior  written consent, excluding (a) a transfer by devise,
descent  or  operation of law upon the  death  of  a  joint
tenant   (b)   the  creation  of  a  lien  or   encumbrance
subordinate to this Mortgage, (c) the creation of a purchase money  security interest for household appliances  (d)  the
grant of any leasehold interest of three years or less  not
containing  an option to purchase.  Mortgagee  may,  at  its option,  declare  all sums secured by this  Mortgage  to  be immediately  due  and payable.  This right of  acceleration
shall be subject to the laws of the State of Colorado.
   6.   Possession.  Whenever a right of foreclosure occurs
hereunder,  the Mortgagee shall at once become entitled  to
the  possession, use and enjoyment of the property  and  to
the rents, issues and profits thereof, from the accruing of
such  right, and during the time of foreclosure proceedings
and  any  redemptive periods, such possession shall  be  at
once delivered to Mortgagee of said note on request, and if
refused the delivery of such possession may be enforced  by
Mortgagee  by any appropriate civil suit or proceeding  and
they shall be entitled to a receiver for said property  and
of  the  rents, issues and profits thereof after  any  such
default, including the time for foreclosure proceedings and
the  period  of redemption, if any, without regard  to  the
solvency  or insolvency of Mortgagor and without regard  to
the  value of the property.  Such receiver may be appointed
by  any  court  of  competent jurisdiction  upon  ex  parte
application and without notice -- such notice being  hereby
expressly  waived  --  and all rents, issues  and  profits,
income  and  revenues therefrom shall be  applied  by  such
receiver to the payment of the indebtedness hereby  secured
according to the law and order of the court.
   7.  Acceleration.  In case of default in any payments of
principal  or  interest  according  to  the  tenor  of  the
promissory  note, or a breach or violation of  any  of  the
covenants  or agreements contained in said note or  herein,
by  Mortgagee,  then  and in that  case  the  whole  of  the
principal  sum  with  interest  due,  at  the  option   of
Mortgagee, shall become due and payable forthwith.
   8.   Attorney's  Fees and Court Costs.   Any  reasonable
attorney's  fees  and  court costs  for  services  and  the
supervision  of any foreclosure pursuant to  this  mortgage
shall  be  taxed as a part of the costs of the  foreclosure
proceedings.
   9.   Liability.  If the Mortgagor consists of more  than
one party then the Mortgagors shall be jointly and severally
liable  under  any  and  all  obligations,  covenants   and
agreements contained herein.
  10.  Miscellaneous.
         (a)   Binding  Effect.   This  Mortgage  shall  be
binding  upon,  and inure to the benefit of,  the  parties
herein,  their heirs, personal representatives,  successors
and  assigns.  The benefits conferred upon, or burdens  on,
Mortgagee shall extend to, and be for the benefit of,  any
successors  or  assigns  or Mortgagee's  interest  in  this
Mortgage.  All rights Mortgagee may exercise herein  my  be
exercised  by  the  legal  holder of  the  promissory  note
secured hereby.
         (b)   Covenants Run With the Land.  The covenants,
agreements  and conditions contained in the Mortgage  shall
run  with  land  and  remain  in  effect  until  the  total
obligations described therein are paid in full.
         (c)   Applicable  Law.   This  Mortgage  shall  be
subject  to  the  laws  of the State of  Colorado  and  the
parties  agree    that proper venue in the  event  of  any
foreclosure or other litigation regarding this Mortgage is Archuleta County, Colorado.
         (d) Provision Violation. Should any provision of this mortgage be found to violate this statue or court decisions of the State of Colorado, or of the United
States, such provisions shall be deemed to be amended to comply with and conform to such statues and decisions.

   EXECUTED this _________ day of___________________ 19____.


                               _____________________________
                               Mortgagor

                        Attachment 2

                      SCHEDULE 4.02(u)
                      -----------------
              To Fairfield Capital Corporation
            Amended and Restated Credit Agreement
           --------------------------------------
     A.    Storage  Tanks.   The  following  is   a
           --------------
description of certain storage tanks located on FCI's Properties:

          1.    Pagosa:   All  underground  storage
                ------
tanks were removed by the lessee.

          2.    Plantation.   There  is  one  1,000
                ----------
gallon registered, underground storage tank at the maintenance facility owned by Fairfield.

          3.    Fairfield Harbour.  Two aboveground
                -----------------
tanks are located at Grounds Maintenance, one of which is a 2,000 gallon unleaded tank and the other is a 500 gallon diesel tank. Also, a 1,000 gallon aboveground propane tank is located at the laundry facility.

          4.    Fairfield Westwinds.   There  is  a
                -------------------
1,000  gallon  propane tank located underground  at
this site.  This tank has been emptied, left on the
premises  and  filled with water.  There  is  a  40
gallon diesel tank used with the generator and located on the roof. At Sea Watch Villa I there is a 500 gallon propane underground tank used in conjunction with the spa. At Sea Watch II there is a 320 gallon propane underground tank used in conjunction with the spa. At Sea Watch Tower I there is a diesel tank used with the generator and located on the roof.

     B.    Chemicals and Oil Storage.  In  addition
           -------------------------
to  underground storage tanks, FCI (and to the best
of Borrower's and FCI knowledge, third party owners
of   amenities)  store  and  use  oil,  pesticides,
fertilizers,   herbicides   and   other   chemicals
necessary for the ordinary maintenance and upkeep of amenities and other grounds at the Developments.

     C.   Other Environmental Conditions.  Although
          ------------------------------
the  amenities  at Fairfield Glade  are  no  longer
owned  by  FCI,  FCI  agreed to  remediate  certain
environmental conditions as part of a  post-closing
agreement.  Currently, the environmental conditions
have  been  cleaned up or remediated  as  currently
required  and  monitoring wells were  installed  to
determine  whether further action is  needed.   The
state   of  Tennessee  continues  to  monitor   the
remediation  and  well test results.   At  Sapphire
Valley,   the   old   building   maintenance    and
construction area, which is not currently occupied, is sometimes used by unknown parties to dump refuse.

                        Attachment 3

CYPRESS PALMS
(Sent for recordation in Osceola County, Florida.
No recording information available yet.)

CONTRACT NUMBER     NAME OF OBLIGOR

21-9615580               Farmer
21-9616612               Hall
21-9619061               Haskins
22-9606025               Sabo
25-9604189               Hurd
25-9605293               McClure
27-9600597               Premius
27-9600621               Staskiewicz
27-9601751               Piper
27-9601769               Phan
27-9601819               Rivers
27-9601827               Crawford
27-9601843               White
27-9601884               Whiting
27-9601892               Brown

                        Attachment 4

PAGOSA AT RECORDER AND EXPECTING RECORDING INFORMATION

17-9604970     STOPPEL
17-9607338     ALLEN
17-9607429     HOEKSEMA
17-9607536     FRAKES
17-9607593     MCMURY

                        Attachment 5

REPURCHASE LIST

          ------------------------------------------------
                CONTRACT NUMBER               NAME
          ------------------------------------------------
                   07-9600292                 COOK
          ------------------------------------------------
                   07-9700167                GAUDET
          ------------------------------------------------
                   08-8807375                TOPSEY
          ------------------------------------------------
                   15-8756296                BENNETT
          ------------------------------------------------
                   17-9506764                JACKSON
          ------------------------------------------------
                   17-9506845                VANONI
          ------------------------------------------------
                   17-9605001                 BLACK
          ------------------------------------------------
                   17-9605886               AGNES, SR.
          ------------------------------------------------
                   17-9606744                MIELKE
          ------------------------------------------------
                   17-9607841                DOWNHAM
          ------------------------------------------------
                   17-9608310                 EOFF
          ------------------------------------------------
                   17-9608534                SORRELLS
          ------------------------------------------------
                   17-9608542                HAWKINS
          ------------------------------------------------
                   17-9701545                ROLLINS
          ------------------------------------------------
                   17-9701545                ROLLINS
          ------------------------------------------------
                   17-9701743                YAWAKIE
          ------------------------------------------------
                   17-9701750                 TOLER
          ------------------------------------------------
                   17-9701776                DICKSON
          ------------------------------------------------
                   17-9701800                 VIGIL
          ------------------------------------------------
                   17-9701826               MCLAUGHLIN
          ------------------------------------------------
                   17-9701875                DICKSON
          ------------------------------------------------
                   17-9701883                THURSTON
          ------------------------------------------------
                   17-9701909                 PEBBLES
          ------------------------------------------------
                   17-9702006                  BOOE
          ------------------------------------------------
                   17-9702022                 SEYMOUR
          ------------------------------------------------
                   17-9702048                 THORNE
          ------------------------------------------------
                   17-9702055                  RUMPEL
          ------------------------------------------------
                   17-9702097                JONES, JR.
          ------------------------------------------------
                   20-9622828                  BROWN
          ------------------------------------------------
                   21-9627056                 GRAFFEO
          ------------------------------------------------
                   21-9708955                 SONGER
          ------------------------------------------------
                   26-9217832                  CROW
          ------------------------------------------------
                   26-9616751                  ADAMS
          ------------------------------------------------
                   26-9616983                 ADELEKAN
          ------------------------------------------------
                   26-9701348                 JEFFRIES
          ------------------------------------------------
                   28-9700776                   ROTH
          ------------------------------------------------
                   28-9701781                   SMITH
          ------------------------------------------------
                   28-9701908                   ROGERS
          ------------------------------------------------
                   30-9700011                   MILLER
          ------------------------------------------------

REPURCHASE LIST


          -------------------------------------------------
                   30-9700052                    CART
          -------------------------------------------------
                   30-9700094                    GODAT
          -------------------------------------------------
                   30-9700128                   BURGESS
          -------------------------------------------------
                   30-9700151                  MACKIEWICZ
          -------------------------------------------------
                   30-9700151                    NEWTON
          -------------------------------------------------
                   30-9700219                  MCKINNERNEY
          -------------------------------------------------
                   30-9700409                     SUSUKI
          -------------------------------------------------

                       CONTRACT NUMBER
                       PREVIOUS CAPMAC

CONTRACT NUMBER

05 9511873
15 8901421
15 9504356
19 9400144
20 9507334
22 9405394
22 9408232
22 9506639
25 9502516
25 9503365
26 9414199

                           1993-A

CONTRACT NUMBER

11 8916352
15 9001643